Note 7 - Note Payable To Unrelated Party	3 Months Ended
Sep. 30, 2012
Note 7 - Note Payable To Unrelated Party:
Note 7 - Note Payable To Unrelated Party

NOTE 7 – Note Payable to Unrelated Party

On August 28, 2012, the Company issued a one (1) year promissory note and borrowed $20,000 from an unrelated party.  This note accrues interest at an annual rate of three (3%) percent and is payable in a single balloon payment, inclusive of principal and accrued interest.  The lender, at its sole option, may demand early repayment, inclusive of principal and accrued interest, at any time prior to maturity by making a formal demand or may convert the principal and accrued interest into shares of the Company’s common stock at a predetermined fixed conversion rate of two ($0.02) cents per share without any beneficial conversion features (BCF).